Exhibit 99.1
IR INQUIRIES:
Charles Messman
Investor Relations
949-362-5800
IR@smithmicro.com

Smith Micro Reports Third Quarter and Year-to-Date 2023 Financial Results
Company Reports Sequential Revenue Growth and $1.5 million of Cash Flow From Operations During the Quarter
PITTSBURGH, PA, November 8, 2023 – Smith Micro Software, Inc. (Nasdaq: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its third quarter ended September 30, 2023.
“Launching our flagship SafePath® platform at another Tier 1 carrier during the third quarter was a prerequisite to drive both marketing investment and anticipated revenue growth with this customer," said William W. Smith, Jr., president, chief executive officer, and chairman of the board of Smith Micro. “In today’s world, carriers recognize the strength and value our technology provides for protecting their family subscribers, both in the digital and physical worlds they face.”

“From a financial perspective, I am delighted that we exceeded the cost reduction targets that we outlined back in March.” Smith continued, “We created an aggressive plan that improved our gross margins and further reduced operating expenses. We have executed rigorously, and, although we have reported a GAAP net loss, we have achieved non-GAAP profitability while generating cash flow from operations during the third quarter.”
Third Quarter 2023 Financial Results
Smith Micro reported revenue of $11.0 million for the quarter ended September 30, 2023, compared to $11.7 million reported in the quarter ended September 30, 2022. Sequentially, revenue grew by $0.7 million from the $10.3 million reported in the second quarter of 2023.
Gross profit for the quarter ended September 30, 2023 was $8.5 million, compared to $8.1 million for the quarter ended September 30, 2022.
Gross profit as a percentage of revenue was 77 percent for the quarter ended September 30, 2023, compared to 69 percent for the quarter ended September 30, 2022.
GAAP net loss for the quarter ended September 30, 2023 was $5.1 million, or $0.08 loss per share, compared to GAAP net loss of $5.8 million, or $0.10 loss per share, for the quarter ended September 30, 2022.
Non-GAAP net income for the quarter ended September 30, 2023 was $0.6 million, or $0.01 income per share, compared to non-GAAP net loss of $4.9 million, or $0.09 loss per share, for the quarter ended September 30, 2022. Non-GAAP net income and net loss excludes the items noted below under "Non-GAAP Measures."

Smith Micro Software Third Quarter 2023 Financial Results	Page 2
Third Quarter Year to Date 2023 Financial Results
Smith Micro reported revenue of $32.3 million for the nine months ended September 30, 2023, compared to $37.1 million reported in the nine months ended September 30, 2022.
Gross profit for the nine months ended September 30, 2023 was $23.9 million compared to $26.2 million reported for the same period in 2022.
Gross profit as a percentage of revenue was 74 percent for the nine months ended September 30, 2023 compared to 71 percent for the nine months ended September 30, 2022.
GAAP net loss for the nine months ended September 30, 2023 was $17.7 million, or $0.28 loss per share, compared to GAAP net loss of $21.3 million, or $0.39 loss per share, for the nine months ended September 30, 2022.
Non-GAAP net loss for the nine months ended September 30, 2023 was $3.6 million, or $0.06 loss per share, compared to non-GAAP net loss of $13.6 million, or $0.25 loss per share, for the nine months ended September 30, 2022. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures."
Total cash and cash equivalents as of September 30, 2023 were $8.0 million.

Non-GAAP Measures

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, the following non-GAAP financial measures and a non-GAAP reconciliation from the equivalent GAAP metric: non-GAAP net (loss) income, non-GAAP gross profit, non-GAAP gross profit as a percentage of revenue and non-GAAP diluted (loss) earnings per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing our income generation and has therefore excluded the following items from GAAP earnings calculations: stock compensation, intangibles amortization, depreciation, fair value adjustments, amortization of debt issuance costs and discount, and personnel severance and reorganization activities. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of our ongoing operational performance. The table below presents the differences between non-GAAP net loss and net loss on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-GAAP financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.
Investor Conference Call
Smith Micro will hold an investor conference call today, November 8, 2023, at 4:30 p.m. ET, to discuss the Company’s third quarter 2023 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. An internet webcast is available at https://event.choruscall.com/mediaframe/webcast.html?webcastid=iYPh0ex6. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

Smith Micro Software Third Quarter 2023 Financial Results	Page 3
About Smith Micro Software, Inc.
Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing, and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.
Smith Micro, the Smith Micro logo and SafePath are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects, goals and other projections of our outlook or performance and our future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships and the loss of any of them could materially and negatively affect our business, delay or failure of our customers to accept and deploy our products and services or new or upgraded versions thereof, delay or failure of our customers’ end users to adopt our products and services or new or upgraded versions thereof, our reliance on third party application stores for the distribution of our software applications to users and any barriers to such distribution, including any delay or failure of such third party to approve new versions of our applications or their implementation and/or application of policies that may be harmful to our business, unanticipated delays or obstacles in our development and release cycles, the degree to which competing business needs may affect our allocation of resources to planned projects, the risk of harm to our business resulting from our recent and any future cost reduction efforts, our ability to attract and retain key technical personnel that are essential to our product development and support efforts, changes in demand for our products from our customers and their end users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies and customer acceptance and timing of deployment of those technologies, our ability to compete effectively with other software and technology companies, and the existence and terms of our convertible notes and related agreements, including that they may restrict our ability to obtain additional financing, and adversely affect our business, financial condition and cash flows from operations in the future. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Third Quarter 2023 Financial Results	Page 4

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands except share and par value data)

	September 30, 2023	December 31, 2022
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$7,982	$14,026
Accounts receivable, net of allowance for doubtful accounts of $3 and $3 (2023 and 2022, respectively)	10,290	10,501
Prepaid expenses and other current assets	2,940	1,983
Total current assets	21,212	26,510
Equipment and improvements, net	998	1,498
Right-of-use assets	2,686	3,722
Other assets	475	490
Intangible assets, net	31,901	36,320
Goodwill	35,041	35,041
Total assets	$92,313	$103,581
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,027	$3,236
Accrued payroll and benefits	2,502	3,883
Current operating lease liabilities	1,434	1,441
Other current liabilities	1,714	1,589
Current portion of convertible notes payable	3,456	9,007
Derivative liabilities	46	1,575
Total current liabilities	12,179	20,731
Non-current liabilities:
Warrant liabilities	1,278	3,317
Operating lease liabilities	1,787	2,976
Deferred tax liabilities, net	178	178
Total non-current liabilities	3,243	6,471
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 70,384,838 and 56,197,910 shares issued and outstanding (2023 and 2022, respectively)	70	56
Additional paid-in capital	376,057	357,875
Accumulated comprehensive deficit	(299,236)	(281,552)
Total stockholders’ equity	76,891	76,379
Total liabilities and stockholders' equity	$92,313	$103,581

Smith Micro Software Third Quarter 2023 Financial Results	Page 5

Smith Micro Software, Inc.
Consolidated Statement of Operations
(in thousands except share data)
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$11,001	$11,699	$32,269	$37,108
Cost of revenues (including depreciation of $12, $25, $40, and $85 in the three and nine months ended September 30, 2023 and 2022, respectively)	2,528	3,629	8,400	10,882
Gross profit	8,473	8,070	23,869	26,226
Operating expenses:
Selling and marketing	2,449	2,986	8,631	9,687
Research and development	3,704	7,409	13,276	22,756
General and administrative	2,934	4,208	9,448	11,885
Depreciation and amortization	1,567	1,822	4,872	5,665
Total operating expenses	10,654	16,425	36,227	49,993
Operating loss	(2,181)	(8,355)	(12,358)	(23,767)
Other income (expense):
Change in fair value of warrant and derivative liabilities	73	3,457	3,486	3,457
Loss on derecognition of debt	(1,583)	—	(2,985)	—
Interest expense, net	(1,443)	(896)	(5,740)	(898)
Other income (expense), net	15	9	(62)	(22)
Loss before provision for income taxes	(5,119)	(5,785)	(17,659)	(21,230)
Provision for income tax expense	14	27	25	77
Net loss	$(5,133)	$(5,812)	$(17,684)	$(21,307)

Loss per share:
Basic and diluted	$(0.08)	$(0.10)	$(0.28)	$(0.39)

Weighted average shares outstanding:
Basic and diluted	67,354	55,722	62,297	55,140

Smith Micro Software Third Quarter 2023 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating activities:
Net loss	$(5,133)	$(5,812)	$(17,684)	$(21,307)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,580	1,849	4,912	5,751
Non-cash lease expense	(82)	(220)	(160)	(374)
Non-cash transaction costs including amortization of debt discount and issuance costs	1,343	1,422	5,398	1,422
Change in fair value of warrant and derivative liabilities	(73)	(3,457)	(3,486)	(3,457)
Loss on derecognition of debt	1,583	—	2,985	—
Stock based compensation	1,341	1,095	3,316	3,849
Loss on disposal of assets	1	31	12	31
Changes in operating accounts:
Accounts receivable	1,581	2,083	208	1,108
Prepaid expenses and other assets	151	713	220	186
Accounts payable and accrued liabilities	(682)	(540)	(2,224)	(1,526)
Other liabilities	(69)	(15)	553	(161)
Net cash provided by (used in) operating activities	1,541	(2,851)	(5,950)	(14,478)
Investing activities:
Capital expenditures, net	(8)	27	(5)	(85)
Other investing activities	—	11	71	94
Net cash (used in) provided by investing activities	(8)	38	66	9
Financing activities:
Proceeds from notes and warrants offering	—	15,000	—	15,000
Proceeds from stock and warrants offering	—	3,000	—	3,000
Stock, notes, and warrants offering costs	—	(1,227)	—	(1,227)
Proceeds from financing arrangements	539	250	981	1,541
Repayments of financing arrangements	(514)	(587)	(1,156)	(978)
Other financing activities	7	21	15	56
Net cash provided by (used in) financing activities	32	16,457	(160)	17,392
Net increase (decrease) in cash and cash equivalents	1,565	13,644	(6,044)	2,923
Cash and cash equivalents, beginning of period	$6,417	$5,357	$14,026	$16,078
Cash and cash equivalents, end of period	$7,982	$19,001	$7,982	$19,001

Smith Micro Software Third Quarter 2023 Financial Results	Page 7

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Non-GAAP
Three Months Ended September 30, 2023
Gross profit	$8,473	$—	$—	$12	$—	$—	$—	$8,485
Selling and marketing	2,449	(300)	—	—	—	—	—	2,149
Research and development	3,704	(290)	—	—	—	—	—	3,414
General and administrative	2,934	(749)	—	—	—	—	—	2,185
Depreciation and amortization	1,567	—	(1,454)	(113)	—	—	—	—
Total operating expenses	10,654	(1,339)	(1,454)	(113)	—	—	—	7,748

(Loss) income before provision for income taxes	(5,119)	1,339	1,454	125	1,510	1,343	—	652
Net (loss) income	(5,133)	1,339	1,454	125	1,510	1,343	—	638
(Loss) earnings per share: basic	(0.08)	0.02	0.02	—	0.02	0.02	—	0.01
(Loss) earnings per share: diluted	(0.07)	0.02	0.02	—	0.02	0.02	—	0.01

Three Months Ended September 30, 2022
Gross profit	$8,070	$—	$—	$25	$—	$—	$—	$8,095
Selling and marketing	2,986	(180)	—	—	—	—	(49)	2,757
Research and development	7,409	(279)	—	—	—	—	—	7,130
General and administrative	4,208	(636)	—	—	—	(630)	(3)	2,939
Depreciation and amortization	1,822	—	(1,545)	(277)	—	—	—	—
Total operating expenses	16,425	(1,095)	(1,545)	(277)	—	(630)	(52)	12,826

(Loss) income before provision for income taxes	(5,785)	1,095	1,545	302	(3,457)	1,421	52	(4,827)
Net (loss) income	(5,812)	1,095	1,545	302	(3,457)	1,421	52	(4,854)
(Loss) earnings per share: basic and diluted	(0.10)	0.02	0.03	0.01	(0.06)	0.03	—	(0.09)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Smith Micro Software Third Quarter 2023 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Non-GAAP
Nine Months Ended September 30, 2023
Gross profit	$23,869	$—	$—	$40	$—	$—	$183	$24,092
Selling and marketing	8,631	(653)	—	—	—	—	(93)	7,885
Research and development	13,276	(753)	—	—	—	—	(471)	12,052
General and administrative	9,448	(1,907)	—	—	—	—	(210)	7,331
Depreciation and amortization	4,872	—	(4,419)	(453)	—	—	—	—
Total operating expenses	36,227	(3,313)	(4,419)	(453)	—	—	(774)	27,268

(Loss) income before provision for income taxes	(17,659)	3,313	4,419	493	(501)	5,397	957	(3,581)
Net (loss) income	(17,684)	3,313	4,419	493	(501)	5,397	957	(3,606)
(Loss) earnings per share: basic and diluted	(0.28)	0.05	0.07	0.01	(0.01)	0.09	0.02	(0.06)

Nine Months Ended September 30, 2022
Gross profit	$26,226	$2	$—	$85	$—	$—	$—	$26,313
Selling and marketing	9,687	(336)	—	—	—	—	(769)	8,582
Research and development	22,756	(808)	—	—	—	—	—	21,948
General and administrative	11,885	(2,124)	—	—	—	(630)	(3)	9,128
Depreciation and amortization	5,665	—	(4,766)	(899)	—	—	—	—
Total operating expenses	49,993	(3,268)	(4,766)	(899)	—	(630)	(772)	39,658

(Loss) income before provision for income taxes	(21,230)	3,270	4,766	984	(3,457)	1,421	772	(13,474)
Net (loss) income	(21,307)	3,270	4,766	984	(3,457)	1,421	772	(13,551)
(Loss) earnings per share: basic and diluted	(0.39)	0.06	0.09	0.02	(0.06)	0.03	0.01	(0.25)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.